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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 27, 2004


           CWMBS, INC., (as depositor under the Pooling and Servicing
        Agreement, dated as of May 1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-10, Mortgage Pass-
                     Through Certificates, Series 2004-10).

                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

           Delaware                      333-109248             95-4449516
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(State or Other Jurisdiction             (Commission         (I.R.S. Employer
       of Incorporation)                 File Number)       Identification No.)


4500 Park Granada
Calabasas, California                                   91302
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(Address of Principal                                   (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

         23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWMBS, INC.



                                                 By: /s/ Darren Bigby
                                                     -----------------
                                                 Darren Bigby
                                                 Vice President



Dated:  May 27, 2004

                                  Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
         Exhibit 5.1)                                                      5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
         5.1 and 8.1)                                                      5